UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 3, 2005
WESTWOOD ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 641-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Section 5    Corporate Governance and Management
Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(d)   On August 5, 2005, Westwood One, Inc. (the “Company”) filed a Current Report on Form 8-K (“Form 8-K”) announcing that the Company’s Board of Directors (the “Board”) had elected Albert Carnesale as a Class II director of the Company. At that time, it had not yet been determined upon which committees of the Board Mr. Carnesale would serve. This Amendment No. 1 to the Form 8-K is being filed to report that on September 13, 2005, the Board appointed Mr. Carnesale to serve on the Nominating and Governance Committee of the Board. No other change in the Form 8-K is being effected hereby.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.

Date: September 15, 2005	By:	/s/ David Hillman
		Name:	David Hillman
		Title:	Senior Vice President, General Counsel and Secretary